Supplement to the
Fidelity® Mega Cap Stock Fund
(formerly Growth & Income II Portfolio)
August 29, 2008
Prospectus

The following information replaces the biographical information for Richard Mace in the "Fund Management" section on page 22.

Matthew Fruhan is manager of Mega Cap Stock Fund, which he has managed since April 2009. He also manages other Fidelity funds. Since joining Fidelity Investments in 1995, Mr. Fruhan has worked as a research analyst and portfolio manager.

GII-09-01 April 9, 2009 1.734047.115

Supplement to the
Fidelity Advisor
Mega Cap Stock Fund
Class A, Class T,
Class B, and Class C
August 29, 2008
Prospectus

The following information replaces the biographical information for Richard Mace in the "Fund Management" section on page 20.

Matthew Fruhan is manager of the fund, which he has managed since April 2009. He also manages other Fidelity funds. Since joining Fidelity Investments in 1995, Mr. Fruhan has worked as a research analyst and portfolio manager.

Effective after the close of business on December 19, 2008, the following information replaces similar sales charge waiver information for Class A and Class T found in the "Fund Distribution" section beginning on page 27.

A front-end sales charge will not apply to the following Class A or Class T shares:

1. Purchased for an employee benefit plan other than a plan investing through the Fidelity Advisor 403(b) program. For this purpose, employee benefit plans generally include 401(a), 401(k), 403(b), and 457(b) governmental plans, but do not include: IRAs; SIMPLE, SEP, or SARSEP plans; or health savings accounts;

2. Purchased for an insurance company separate account;

3. Purchased for managed account programs that charge an asset-based fee by a broker-dealer, registered investment adviser, insurance company, trust institution or bank trust department;

4. Purchased with the proceeds of a redemption of Fidelity or Fidelity Advisor fund shares held in (i) an insurance company separate account, or (ii) an employee benefit plan (as described in waiver number 1 above, including the Fidelity Advisor 403(b) program), the proceeds of which must be reinvested directly into Fidelity Advisor fund shares;

5. Purchased with any proceeds of a distribution from a Fidelity recordkept employee benefit plan (as described in waiver number 1 above, including the Fidelity Advisor 403(b) program) that is rolled directly into a Fidelity Advisor IRA.

6. Purchased for any state, county, or city, or any governmental instrumentality, department, authority or agency;

7. Purchased by a current or former Trustee or officer of a Fidelity fund or a current or retired officer, director or regular employee of FMR LLC or FIL Limited or their direct or indirect subsidiaries (a Fidelity Trustee or employee), the spouse of a Fidelity Trustee or employee, a Fidelity Trustee or employee acting as custodian for a minor child, or a person acting as trustee of a trust for the sole benefit of the minor child of a Fidelity Trustee or employee;

8. Purchased by a charitable organization (as defined for purposes of Section 501(c)(3) of the Internal Revenue Code) investing $100,000 or more, or, a charitable remainder trust or life income pool established for the benefit of a charitable organization;

9. Purchased by the Fidelity Investments Charitable Gift Fund;

10. Purchased by a bank trust officer, registered representative, or other employee (or a member of one of their immediate families) of intermediaries having agreements with FDC. A member of the immediate family of a bank trust officer, a registered representative, or other employee of intermediaries having agreements with FDC, is a spouse of one of those individuals, an account for which one of those individuals is acting as custodian for a minor child, and a trust account that is registered for the sole benefit of a minor child of one of those individuals;

11. Purchased with distributions of income, principal, and capital gains from Fidelity Defined Trusts;

12. Purchased to repay a loan against Class A, Class T or Class B shares held in the investor's Fidelity Advisor 403(b) program; or

13. Purchased for health savings account programs by a broker-dealer, registered investment adviser, insurance company, trust institution, or bank trust department.

AGII-09-01 April 9, 2009 1.885801.101

Supplement to the
Fidelity Advisor
Mega Cap Stock Fund
Institutional Class
August 29, 2008
Prospectus

The following information replaces the biographical information for Richard Mace in the "Fund Management" section on page 20.

Matthew Fruhan is manager of the fund, which he has managed since April 2009. He also manages other Fidelity funds. Since joining Fidelity Investments in 1995, Mr. Fruhan has worked as a research analyst and portfolio manager.

AGIII-09-01 April 9, 2009 1.896337.100